LEASE GUARANTY


         In consideration of, and as an inducement for the granting, execution and delivery of that certain lease, dated on or about this date (the "Lease"), by J. CRAYTON PRUITT FAMILY TRUST U/T/A 1976 ("Landlord"), to CRYOLIFE ACQUISITION CORPORATION, the Tenant therein named ("Tenant"), and in further consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration paid by Landlord to the undersigned, CRYOLIFE, INC. ("Guarantor"), Guarantor hereby guarantees to Landlord, its successors and assigns the full and prompt payment of all amounts payable by Tenant, its successors and assigns, under the Lease ("Rent"). Guarantor hereby covenants and agrees to and with Landlord, its successors and assigns, that if default shall at any time be made by Tenant, its successors and assigns, in the payment of any such Rent payable by Tenant under the Lease, Guarantor will forthwith pay such Rent to Landlord, its successors and assigns, and any arrears thereof caused by any such default and/or by the enforcement of this Guaranty.

         This Guaranty is an absolute and unconditional guaranty of payment of Rent during the term of the Lease. Guarantor's liability hereunder is direct and may be enforced without Landlord being required to resort to any other right, remedy or security and this Guaranty shall be enforceable against Guarantor, without the necessity for any suit or proceedings on Landlord's part of any kind or nature whatsoever against Tenant, its successors and assigns, and without the necessity of any notice of nonpayment, or of any notice of acceptance of this Guaranty or of Landlord's intention to act in reliance hereon or of any other notice or demand to which Guarantor might otherwise be entitled, all of which Guarantor hereby expressly waives; and Guarantor hereby expressly agrees that the validity of this Guaranty and the obligations of Guarantor hereunder shall in nowise be terminated, affected or impaired by reason of the assertion or the failure to assert by Landlord against Tenant, or Tenant's successors and assigns, of any of the rights or remedies reserved to Landlord pursuant to the provisions of the Lease.

         This Guaranty shall be a continuing Guaranty during the term of the Lease as described above, and (whether or not Guarantor shall have notice or knowledge of any of the following) the liability and obligation of Guarantor hereunder shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way impaired by (a) any amendment or modification of, or supplement to, the Lease or any assignment or transfer thereof; (b) any exercise or non-exercise of any right, power, remedy or privilege under or in respect of the Lease or this Guaranty or any waiver, consent or approval by Landlord with respect to any of the covenants, terms, conditions or agreements contained in the Lease or any indulgences, forbearances or extensions of time for performance or observance

392114.1

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allowed  to  Tenant  from  time to time  and for any  length  of  time;  (c) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding relating to Tenant, its successors and assigns or their properties or creditors; or (d) any limitation on the liability or obligation of Tenant under the Lease or its estate in bankruptcy or of any remedy for the enforcement thereof, resulting from the operation of any present or future provision of the United States Bankruptcy Code or other statute or from the decision of any court.

         All of the Landlord's rights and remedies under the Lease and under this Guaranty are intended to be distinct, separate and cumulative and no such right and remedy therein or herein mentioned is intended to be in exclusion of or a waiver of any of the others. No termination of the Lease or taking or recovering of the premises demised thereby shall deprive Landlord of any of its rights and remedies against Guarantor under this Guaranty.

         This  Guaranty  shall  be  legally   binding  upon  Guarantor  and  its
successors and assigns and shall inure to the benefit of Landlord and its successors and assigns.

     IN WITNESS WHEREOF, Guarantor, intending to be legally bound hereby, has caused this Guaranty to be executed as of this 5th day of March, 1997.

                                         CRYOLIFE, INC.


                                         By:_____________________________
                                            Steven G. Anderson, Chairman
                                            of the Board, President and
                                            Chief Executive Officer




392114.1


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